Filed Pursuant to Rule 497(e)
                                                  1933 Act File No.    333-29289
                                                  1940 Act File No.     811-8255

                      THE WORLD FUNDS, INC. (the "Company")
                          CSI Equity Fund (the "Fund")
                         Supplement dated June 13, 2008
                        to the Investor Shares Prospectus
                dated January 2, 2008, as revised April 17, 2008

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective June 13, 2008, the "deferred sales charge" is being eliminated and all references contained in the Investor Shares Prospectus are hereby deleted.

1. The following information replaces the section entitled "Fees and Expenses" currently presented on page 3:

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                  Investor Shares

Maximum Sales Charge (Load)                             None
Maximum  Deferred  Sales  Charge
(Load)(as a % of NAV at time of purchase)               None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and  Distributions      None
Redemption Fees(1)                                      None
Exchange Fees(2)                                        None

Annual  Operating  Expenses  (expenses  that are  deducted  from Fund assets)

Management Fee(3)                                       0.50%
Distribution (12b-1) and Service Fees                   0.00%
Other Expenses(4)                                       0.49%
                                                        -----
Total Annual Fund Operating Expenses                    0.99%
Less Fee Waivers and/or Expense Reimbursements(5)       0.00%
                                                        -----
Net Expenses                                            0.99%
                                                        =====

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2) A shareholder may be charged a $10 fee for each telephone exchange.
(3) Effective January 1, 2008, the Adviser's Management Fee is 0.50% of the Fund's average daily net assets. Prior to January 1, 2008, the Adviser's Management Fee was 1.00% of the Fund's average daily net assets. As a result of this reduction, the Total Annual Fund Operating Expenses in this table are different from those in the Financial Highlights section of this prospectus.
(4) Other Expenses (and therefore Total Annual Fund Operating Expenses) have been restated based on the anticipated expenses that are expected to be incurred for the fiscal year ending August 31, 2008.
(5) Effective January 1, 2008, Commonwealth Shareholder Services, Inc., ("CSS" or the "Administrator") has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until August 31, 2009, so that the ratio of total annual operating expenses for the Fund's Investor Shares does not exceed 0.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Administrator will be entitled to reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Administrator is the sum of all fees previously waived or expenses reimbursed by the Administrator to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement amount. Such reimbursement must be authorized by the Board.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                  1 Year    3 Years    5 Years  10 Years
                  ------    -------    -------  --------

                   $101      $315       $547     $1,213

2. The following is disclosure replaces, in its entirety, the second full paragraph under the section entitled "Shareholder Information", currently presented on page 7:

Investor Shares are bought or exchanged at the NAV per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

3. The following is disclosure replaces, in its entirety, the second full paragraph under the section entitled "Redeeming Shares", currently presented on page 10:

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

4. The following is disclosure replaces, in its entirety, the section entitled "Exchange Privileges", currently presented on page 12:

Exchange Privileges - You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

5. The following disclosure, under the section "Distribution Arrangements, currently presented on page 14, is being deleted in its entirely:

Waiver Of Deferred Sales Charge

The deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70-1/2;
(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

The Fund will use the first-in, first-out ("FIFO") method to determine the 90 days holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the deferred sales charge will be assessed. The deferred sales charge will be applied on redemptions of each investment made by a shareholder, that does not remain in the Fund for the required period of time, from the date of purchase.

Additional information regarding the waiver of deferred sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.



                       PLEASE RETAIN FOR FUTURE REFERENCE